SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (Amendment No. )

       Filed by the Registrant                          [X]
       Filed by a Party other than the Registrant       [ ]


          Check the appropriate box:
      [X] Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e)(2))
      [ ] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S)240.14a-12

                      John Hancock Variable Series Trust I
                      ------------------------------------
                Name of Registrant as Specified In Its Charter)

                      -------------------------------------
                   Name of Person(s) Filing Proxy Statement)

          Payment of Filing Fee (check the appropriate box):

      [X] No fee required
      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

          (1) Title of each class of securities to which transaction applies:

              ---------------------------------------------------------------
          (2) Aggregate number of securities to which transaction applies:

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          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4) Proposed maximum aggregate value of transaction:

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      [ ] Fee paid previously with preliminary materials.
      [ ] Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

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          (4) Date Filed:

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

                                                               November 30, 1998



                     JOHN HANCOCK VARIABLE SERIES TRUST I

                   FOR GLOBAL EQUITY PORTFOLIO SHAREHOLDERS

     While we encourage you to read the full text of the enclosed proxy statement, here is a brief overview of the matters affecting your portfolio.


                            QUESTIONS AND ANSWERS

QUESTION: WHAT IS HAPPENING?

ANSWER:   Zurich Insurance Company ("Zurich"), which is the majority owner of your investment manager, Scudder Kemper Investments, Inc. ("Scudder Kemper"), has merged its businesses with the financial services businesses of B.A.T Industries p.l.c. ("B.A.T"). The merger has created new upstream holding companies which now indirectly own Zurich. Although this merger will have virtually no effect on the operations of Scudder Kemper or your portfolio, we are asking the owners of the Global Equity Portfolio to approve a new sub-investment management agreement to assure that there is no interruption in the services Scudder Kemper provides to your portfolio. The following pages give additional information about the new arrangement and the new sub-investment management agreement.



QUESTION: WHY AM I BEING ASKED TO VOTE ON THE NEW SUB-INVESTMENT MANAGEMENT
          AGREEMENT?

ANSWER: As a result of the Zurich-B.A.T merger, two new upstream holding companies now indirectly own Zurich. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as the John Hancock Variable Series Trust I, requires that shareholders approve a new investment management agreement whenever there is a change in control of an investment manager (even a change in the most technical sense). Accordingly, we are seeking your approval of the new sub-investment management agreement.

QUESTION: HOW WILL THE ZURICH-B.A.T MERGER AFFECT ME AND MY PORTFOLIO?

ANSWER: We do not expect the merger to affect you or your portfolio. Your portfolio's investment objectives will not change as a result of the transaction. You will still own the same shares in the same portfolio. The new sub-investment management agreement is substantially identical to the former sub-investment management agreement, except for the execution date. Similarly, the other service arrangements with Scudder Kemper will not be affected by the merger. If shareholders do not approve the new sub-investment management agreement, the agreement will terminate and the Board of Trustees will take such action as they deem to be in the best interests of you and your portfolio.


QUESTION: WILL THE INVESTMENT MANAGEMENT FEE INCREASE?

ANSWER: No, the investment management fee paid by your portfolio will remain the same.


QUESTION: HOW DO THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

ANSWER: The Board of Trustees recommends that you vote for the approval of the new sub-investment management agreement.


QUESTION: WILL MY PORTFOLIO PAY FOR THIS PROXY STATEMENT?

ANSWER: No, Zurich or its affiliates will bear these costs.


QUESTION: WHOM DO I CALL FOR MORE INFORMATION?

ANSWER: Please call the customer service line at 1-800-732-5543.

                      JOHN HANCOCK VARIABLE SERIES TRUST I

         NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE GLOBAL EQUITY
                                    PORTFOLIO


         A special meeting of shareholders of the Global Equity Portfolio of the John Hancock Variable Series Trust I (the "Series Trust") will take place at 10:00 A.M., on Friday, December 18, 1998. The meeting will be held at the offices of John Hancock Variable Life Insurance Company ("JHVLICO"), 197 Clarendon Street, Boston, Massachusetts 02117 (telephone 1-800-732-5543). At the meeting, the shareholders will consider:

     1. A proposal to approve, as to the Global Equity Portfolio, a new sub-investment management agreement among the Series Trust, John Hancock Mutual Life Insurance Company ("John Hancock"), and Scudder Kemper Investments, Inc. ("Scudder Kemper").

     2. Any other matters relating to the conduct of the meeting may also be transacted at the meeting.

        An owner of a variable life insurance will be entitled to vote only if he/she had policy assets invested in the Global Equity Portfolio at the close of business on November 16, 1998.

                                        Thomas J. Lee
                                        Vice Chairman
                                        Board of Trustees
Boston, Massachusetts
November 30, 1998

PLEASE COMPLETE AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM, EVEN IF YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING

                                 PROXY STATEMENT

GENERAL

     The management of the Series Trust is soliciting voting instructions from the shareholders of its Global Equity Portfolio for use at the special meeting on December 18, 1998. The solicitation includes all shares of that portfolio attributable to owners' interests in John Hancock Variable Life Account S and John Hancock Mutual Variable Life Insurance Account UV. This proxy statement is being furnished in connection with the solicitation.


     Scudder Kemper or its affiliates has agreed to bear the cost of (1) printing and mailing this notice, proxy statement, and accompanying voting instructions form and (2) tabulating the votes. In addition to solicitations by mail, a number of regular employees of John Hancock may solicit voting instructions in person or by telephone. Such employees will receive no compensation for such services. The management of the Series Trust first mailed solicitation materials to owners on November 16, 1998.


          YOU MAY OBTAIN, FREE OF CHARGE, A COPY OF THE SERIES TRUST'S 1997 ANNUAL REPORT AND A COPY OF ITS CURRENT PROSPECTUS. REQUESTS FOR THE COPIES SHOULD BE MADE TO SERIES TRUST AT THE ADDRESS OR THE TOLL-FREE TELEPHONE NUMBER SHOWN IN THE NOTICE ATTACHED AT THE FRONT OF THIS PROXY STATEMENT.


VOTING INSTRUCTIONS

     Although JHVLICO and John Hancock, through their variable life insurance accounts, legally own all of the portfolio's shares, JHVLICO and John Hancock will vote all such shares in accordance with the voting instructions given by the owners of the variable life insurance policies.


     Any authorized voting instructions will be valid for any adjournment of the special meeting. Only the owner executing the voting instructions can revoke them. If the management of the Series Trust receives an insufficient number of votes to approve the proposal, the special meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against that proposal.


     Any person giving voting instructions may revoke them at any time prior to exercising them by submitting, to the Series Trust, a superseding voting instruction form or written notice of revocation. In addition, an owner present at the special meeting my withdraw his/her voting instruction form and vote in person. Mere attendance at the special meeting will not revoke the voting instructions. JHVLICO and John Hancock will vote the portfolio shares in accordance with all properly executed and unrevoked voting instructions received in time for the special meeting.


     In accordance with the voting instructions received from the owners invested in the Global Equity Portfolio, JHVLICO and John Hancock will vote the portfolio shares held in the respective variable life accounts. Portfolio shares which are not attributable to policies or for which no timely voting instructions are received will be voted by JHVLICO or John Hancock in the same proportion as the voting instructions which are received from all owners invested in the Portfolio through that account. Portfolio shares which are not attributable to policies include shares purchased with contributions made as "seed money" to the Portfolio by JHVLICO or John Hancock.


     Please refer to Appendix A to this proxy statement if you would like additional information about the number of portfolio shares attributable to JHVLICO or John Hancock (rather than to owners).


MAJORITY VOTING

     For the shareholders to approve the proposal in this proxy statement, the proposal must receive the favorable vote of a majority of the outstanding shares of the Portfolio. When used in this proxy statement, "a majority of the outstanding voting shares" means either:


     (1)   the affirmative vote of more than 50% of the outstanding shares;  or


     (2) if less than 50% of the outstanding shares is present or represented at the special meeting, then 67% or more of those shares actually present or represented.


PROPOSAL 1: APPROVAL OF NEW SUB-INVESTMENT MANAGEMENT AGREEMENT

     At a meeting of the Series Trust's Board of Trustees held on September 16, 1998, the Trustees unanimously approved a proposal by John Hancock to:


     (1) reaffirm the appointment of Scudder Kemper to act as sub-investment manager for the Global Equity Portfolio,


     (2) enter into a new sub-investment management agreement for such Portfolio with Scudder Kemper, and


     (3) recommend shareholder approval of such new sub-investment management agreement.

BACKGROUND INFORMATION

     Scudder Kemper has been the sub-investment manager of the Global Equity Portfolio since the Portfolio's inception. At its meeting on February 18, 1998, the Series Trust's Board of Trustees appointed Scudder Kemper as the sub-investment manager of the Portfolio and authorized the execution of a sub-investment management agreement by and among the Series Trust, John Hancock, and Scudder Kemper. The original sub-investment management agreement, dated April 24, 1998, was approved by majority vote of the Portfolio's shareholders on May 1, 1998, as required by Section 15(a) of the Investment Company Act of 1940 (the "1940 Act").


     Zurich Insurance Company ("Zurich") (a Swiss corporation) owns almost 70% of Scudder Kemper. Effective September 7, 1998, Zurich merged with the financial services business of B.A.T Industries p.l.c. (a U.K. Corporation). The plan of the Zurich-B.A.T merger did not change Zurich's 70% ownership interest in Scudder Kemper. Nor did the Zurich merger affect the Scudder Kemper's governance arrangements. The Zurich-B.A.T merger did, however, created two new holding companies upstream from Zurich: Allied Zurich AG (a U.K. listed holding company) and Zurich Allied p.l.c. (a Swiss listed holding company). These holding companies indirectly own 43% and 57% of Zurich, respectively, as shown in the following diagram:

           [THE FOLLOWING INFORMATION IS REPRESENTED IN A FLOW CHART]


                               ZURICH-B.A.T MERGER

       FORMER B.A.T                                         FORMER ZURICH
       SHAREHOLDERS                                         SHAREHOLDERS


   --------------------                                 --------------------
          ALLIED                                               ZURICH
          ZURICH                                               ALLIED
       (UK LISTING                                         (SWISS LISTED
         HOLDING                                               HOLDING
         COMPANY)                                              COMPANY)
   --------------------                                 --------------------

                    43%                                  57%
                         -------------------------------
                            ZURICH FINANCIAL SERVICES
                             (SWISS HOLDING COMPANY)
                         -------------------------------


   --------------------       --------------------      --------------------
         ALLIED                       FARMERS                  ZURICH
         ZURICH                     GROUP, INC.              INSURANCE
        HOLDINGS
   --------------------       --------------------      --------------------


      SUBSIDIARIES                 SUBSIDIARIES             SUBSIDIARIES
                                                             -INCLUDING
                                                            70% INTEREST
                                                             IN SCUDDER
                                                               KEMPER
                                                             INVESTMENTS

     Because each of these two new holding companies owns more than 25% of Zurich Insurance Company, each indirectly owns more than 25% of Scudder Kemper.
 As a 25% or more beneficial owner of Scudder Kemper, each new holding company is presumed to be in "control" of Scudder Kemper within the meaning of Section 2(a)(9) of the 1940 Act. Although this presumption may be rebutted by appropriate evidence to the contrary, it cannot be effectively rebutted unless and until an appropriate determination is made by the Securities and Exchange Commission (the "SEC").


     Prior to the Zurich merger, attorneys for Scudder Kemper discussed the proposed merger with the SEC. It was decided that:


     (1) the introduction of these two new "control" persons represents a change in "control" of Scudder Kemper, and


     (2) under Section 2(a)(4) of the 1940 Act, this change in "control" is a de facto assignment by Scudder Kemper of its sub-investment management role under any sub-investment management agreement.


        Because Section 15(a)(4) of the 1940 Act mandates that any investment management agreement with a registered investment company such as the Series Trust automatically terminates in the event it is assigned, the Portfolio's sub-investment management agreement with Scudder Kemper technically ceased to exist as of September 7, 1998, the effective date of the Zurich merger.


     Prior to September 7,1998, Scudder Kemper notified the Series Trust and John Hancock of the effect of the Zurich merger on their sub-investment management agreement with Scudder Kemper. John Hancock and the Series Trust agreed to enter into a new sub-investment management agreement with Scudder Kemper, to be effective as of the effective date of the Zurich merger. As a result, the John Hancock and the Series Trust executed a new sub-investment management agreement with Scudder Kemper, dated as of September 7, 1998, the terms of which are substantially identical to the terms of the April 24, 1998, sub-investment management agreement. The new sub-investment management agreement will not affect (a) the Portfolio's investment policies and guidelines, (b) the Scudder Kemper personnel responsible for managing the Portfolio, (c) the contractual duties of Scudder Kemper, or (d) the contractual fees payable to Scudder Kemper. A copy of the new sub-investment management agreement is attached as Appendix B to this proxy statement.


EVALUATION BY THE BOARD OF TRUSTEES

     In reaffirming the appointment of Scudder Kemper to act as sub-investment manager for the Global Equity Portfolio and authorizing the execution of a new sub-investment management agreement, the Board of Trustees reviewed the current relationship with Scudder Kemper. The Board considered whether Scudder Kemper's investment management services have been satisfactory and whether any aspect of that relationship had changed since the Board approved the original sub-investment management agreement at its February 18, 1998, meeting. Specifically, the Board concluded that


     (1) The nature, extent, and quality of the services provided by Scudder Kemper to date have been satisfactory and as originally contemplated by the Board;


     (2) the nature and scope of the services provided Scudder Kemper have not changed since the Board's February 18, 1998, meeting;


     (3) neither Scudder Kemper nor any affiliate derives any ancillary benefits from their relationship with the Series Trust;


     (4) Scudder Kemper's practices concerning placing or negotiating portfolio investment transactions are not different from those originally represented to the Board; and


     (5) no other developments have occurred that would make the Portfolio's relationship with Scudder Kemper less desirable than contemplated originally contemplated by the Board.


ADDITIONAL INFORMATION

     JOHN HANCOCK. John Hancock serves as the investment manager for the Global Equity Portfolio pursuant to an investment management agreement between the Series Trust and John Hancock, dated April 14, 1998. That agreement was last approved by the Owners on May 1, 1998. The terms of the agreement, as currently in effect, will remain unaffected by this proposal. The current investment management agreement pertaining to the Portfolio is summarized in Appendix C.


     John Hancock, a registered investment adviser under the Investment Advisers Act of 1940, began providing investment advice to investment companies in 1972 when it organized a management-type separate account that invested primarily in common stocks. Total assets under management by John Hancock and its subsidiaries as of September 30, 1998, amounted to over $[__] billion, of which over $[___] billion was owned by John Hancock. Although John Hancock performs investment management services for other accounts and advisory clients, none of these are a registered investment company. John Hancock does provide investment management services to other portfolios of the Series Trust; however, none of these other portfolios has an investment objective similar to that of the Global Equity Portfolio. Additional information about John Hancock is contained in Appendix D.


     SCUDDER KEMPER. Scudder Kemper is one of the largest and most experienced investment counsel firms in the United States. An indirect subsidiary of Zurich, it resulted from the 1997 combination of Scudder, Stevens & Clark, Inc., and Zurich Kemper Investments, Inc., a Zurich subsidiary. Scudder, Stevens & Clark, Inc., was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985.

It launched its first fund in 1928. Zurich Kemper Investments, Inc., launched its first fund in 1948. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, Scudder Kemper has more than $241.1 billion in assets under management. The principal source of Scudder Kemper's income is from professional fees received from providing continuing investment advice. Scudder Kemper provides investment counsel for many individuals and institutions, including insurance companies such as John Hancock, endowments, industrial corporations, and financial and banking organizations. The officers and directors of Scudder Kemper are listed in Appendix D.


     Scudder Kemper manages two other investment companies which have an investment objective similar to that of the Global Equity Portfolio. On an annual basis, those investment companies pay the following investment managment fees:

                                       FEE RATE AS A
                                      PERCENTAGE  OF
     NAME OF FUND                        NET ASSETS
     ------------                        ----------

Scudder Global Fund             1.00% to $500 million
                                0.95% next $500 million
                                0.90% next $500 million
                                0.85% on assets over $1.5 billion


                         NET ASSETS AS
     NAME OF FUND          OF 6/30/98
     ------------          ----------


 Scudder Global            $1,766,207,742
 Fund


     BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS. To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Portfolio with issuers, underwriters or other brokers and dealers. SIS is a corporation
registered as a broker/dealer and a subsidiary of Scudder Kemper.   SIS does not
receive any commissions, fees or other remuneration from the Portfolio for this service. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder Kemper may place such orders with broker/dealers who supply research, market and statistical information to the Portfolio or to Scudder Kemper.


     Scudder Kemper is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. In selecting brokers and dealers with which to place portfolio transactions for the Portfolio, Scudder Kemper will not consider sales of portfolio shares currently advised by Scudder Kemper as a decision-making factor, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper.


TRUSTEES' RECOMMENDATION

     Approval of the sub-investment management agreement requires the affirmative vote of a majority of the outstanding voting shares of the Portfolio.


     THE BOARD OF TRUSTEES RECOMMENDS THAT THE OWNERS GIVE VOTING INSTRUCTIONS TO VOTE FOR APPROVAL OF THE SUB-INVESTMENT MANAGEMENT AGREEMENT AMONG THE SERIES TRUST, JOHN HANCOCK, AND SCUDDER KEMPER.


     If the shareholders do not approve the new sub-investment management agreement, the agreement will terminate and the Board of Trustees will take such action as they deem to be in the best interests of the Portfolio and its shareholders.

                                                                      APPENDIX A

     RECORD DATE AND VOTING SHARES


     As of the close of business on November 16, 1998 (the "record date"), there were _________ shares outstanding in the Global Equity Portfolio. Each portfolio share is entitled to one vote, and fractional votes will be counted.


     The number of portfolio shares attributable to each Owner of a variable life insurance policy is determined by dividing, as of the record date, a policy's cash value (less any outstanding indebtedness) in the Global Equity Subaccount of the applicable account by the net asset value of one share in the Portfolio.


     As of the close of business on November 16, 1998, JHVLICO and John Hancock had, in the aggregate, ________shares (__% of the total shares outstanding) invested in the Portfolio. These portfolio shares represent their contributions and other amounts in the accounts that are in excess of the amounts attributable to the policies.

                                                                      APPENDIX B

     SUB-INVESTMENT MANAGEMENT AGREEMENT


     AGREEMENT made as of the 7th day of September, 1998 by and among John Hancock Variable Series Trust I, a Massachusetts business trust (the "Series"), Scudder Kemper Investments, Inc., a Delaware corporation ("Advisers"), and John Hancock Mutual Life Insurance Company, a Massachusetts corporation ("JHMLICO").


     WHEREAS, the Series is organized and is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940 (the "1940 Act"); and


     WHEREAS, JHMLICO and Advisers are each engaged in the business of rendering investment advice under the Investment Advisers Act of 1940; and


     WHEREAS, the Series is authorized to issue shares of capital stock in separate classes with each such class representing interests in a separate portfolio of securities and other assets; and


     WHEREAS, the Series offers shares in several classes, one of which is designated as the Global Equity Portfolio (together with all other classes established by the Series, collectively referred to as the "Portfolios"), each of which pursues its investment objectives through separate investment policies; and


     WHEREAS, the Series has retained JHMLICO to render investment management services to the Series pursuant to an Investment Management Agreement dated as of April 14, 1998 (the "Investment Management Agreement"), pursuant to which it may contract with Advisers as a sub-manager as provided for herein;


     NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:


     1. APPOINTMENT OF SUB-MANAGER


     (a) Subject Portfolio. Advisers is hereby appointed and Advisers hereby accepts the appointment to act as investment adviser and manager to the Global Equity Portfolio (the "Subject Portfolio") for the period and on the terms herein set forth, for the compensation herein provided.


     (b) Additional Subject Portfolios. In the event that the Series and JHMLICO desire to retain Advisers to render investment advisory services hereunder for any other Portfolio, they shall so notify Advisers in writing. If it is willing to render such services, Advisers shall notify the Series in writing, whereupon such Portfolio shall become a Subject Portfolio hereunder.

     (c) Incumbency Certificates. Advisers shall furnish to JHMLICO, immediately upon execution of this Agreement, a certificate of a senior officer of Advisers setting forth (by name and title, and including specimen signatures) those officers of Advisers who are authorized to make investment decisions for the Subject Portfolio pursuant to the provisions of this Agreement. Advisers shall promptly provide supplemental certificates in connection with each additional Subject Portfolio (if any) and further supplemental certificates, as needed, to reflect all changes with respect to such authorized officers for any Subject Portfolio. On behalf of the Series, JHMLICO shall instruct the custodian for the Subject Portfolio to accept instructions with respect to the Subject Portfolio from the officers of Advisers so named.


     (d) Independent Contractor. Advisers shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Series.


     (e)  Advisers' Representations.  Advisers represents, warrants and agrees
(i) that it is registered as an investment adviser under the Investment Advisers Act of 1940, and that it will remain so registered and will comply with the requirements of said Act, and the rules and regulations thereunder, at all times while this Agreement remains in effect, (ii) that it will promptly notify JHMLICO if the foregoing representation and agreement shall cease to be true (in any material respect) at any time during the term of this Agreement, (iii) that it will promptly notify JHMLICO of any material change in the senior management or ownership of Advisers, or of any change in the identity of the personnel who manage the Subject Portfolio, (iv) that it has adopted a code of ethics complying with the requirements of Rule 17j-1 of the Securities and Exchange Commission (the "SEC") under the 1940 Act and has provided true and complete copies of such code to the Series and to JHMLICO, and has adopted procedures designed to prevent violations of such code, and (v) that it has furnished the Series and JHMLICO each with a copy of Advisers' Form ADV, as most recently filed with the SEC, and will promptly furnish copies of each future amendment thereto.


     (f)  JHMLICO's Representations.  JHMLICO represents, warrants and agrees
(i) that it is registered as an investment adviser under the Investment Advisers Act of 1940, and that it will remain so registered and will comply with the requirements of said Act, and the rules and regulations thereunder, at all times while this Agreement remains in effect, (ii) that it will promptly notify Advisers if the foregoing representation and agreement shall cease to be true (in any material respect) at any time during the term of this Agreement, (iii) that it has adopted a code of ethics complying with the requirements of Rule 17j-1 of the Securities and Exchange Commission (the "SEC") under the 1940 Act and has provided true and complete copies of such code to the Series, and has adopted procedures designed to prevent violations of such code, and (iv) that as long as this Agreement remains in effect it will furnish Advisers with a copy of each future amendment to the Series' Declaration of Trust, Bylaws, prospectus and statement of additional information, and no such amendment will be effective as to Advisers until its receipt thereof.


     2.  PROVISION OF INVESTMENT MANAGEMENT SERVICES.

     Advisers will provide for the Subject Portfolio a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of said Portfolio, as established by the Series and JHMLICO. From time to time, JHMLICO or the Series may provide Advisers with additional or amended investment policies, guidelines and restrictions. Advisers, as sub-manager, will manage the investment and reinvestment of the assets in the Subject Portfolio, and perform the functions set forth below, subject to the overall supervision, direction, control and review of JHMLICO and the Board of Trustees of the Series, consistent with the applicable investment policies, guidelines and restrictions, the provisions of the Series' Declaration of Trust, Bylaws, prospectus, statement of additional information (each as in effect from time to time), the 1940 Act and all other applicable laws and regulations (including any applicable investment restrictions imposed by state insurance laws and regulations or any directions or instructions delivered to Advisers in writing by JHMLICO or the Series from time to time). By its signature below, Advisers acknowledges receipt of a copy of the Series' Declaration of Trust, Bylaws, prospectus, and statement of additional information, each as in effect on the date of this Agreement.


     Advisers will, at its own expense:


     (a) advise the Series in connection with investment policy decisions to be made by its Board of Trustees or any committee thereof regarding the Subject Portfolio and, upon reasonable request, furnish the Series with research, economic and statistical data in connection with said Portfolio's investments and investment policies;


     (b) submit such reports and information as JHMLICO or the Series' Board of Trustees may reasonably request, to assist the custodian in its determination of the market value of securities held in the Subject Portfolio;


     (c) place orders for purchases and sales of portfolio investments for the Subject Portfolio;


     (d) give instructions to the Subject Portfolio's custodian concerning the delivery of securities and transfer of cash for the Subject Portfolio;


     (e) maintain and preserve the records relating to its activities hereunder required by the 1940 Act to be maintained and preserved by the Series, to the extent not maintained by the custodian, transfer agent or JHMLICO;


     (f) at the close of business each day, provide JHMLICO and the custodian with copies of trade tickets for each transaction effected for the Subject Portfolio, and promptly forward to the custodian copies of all brokerage or dealer confirmations;


     (g) as soon as practicable following the end of each calendar month, provide JHMLICO with written statements showing all transactions effected for the Subject Portfolio during the month, a summary listing all investments held in such Portfolio as of the last day of the month, and such other information as JHMLICO may reasonably request in connection with the accounting services that JHMLICO provides for the Subject Portfolio; and


     (h) absent specific instructions to the contrary provided to it by JHMLICO and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Subject Portfolio in accordance with Advisers' proxy voting policy as most recently provided to JHMLICO.


     On its own initiative, Advisers will apprise JHMLICO and the Series of important political and economic developments materially affecting the marketplace or the Subject Portfolio, and will furnish JHMLICO and the Series' Board of Trustees from time to time such information as is appropriate for this purpose. Advisers will also make its personnel available in Boston or other reasonable locations as often as quarterly to discuss the Subject Portfolio and Advisers' management thereof, to educate JHMLICO sales personnel with respect thereto, and for such other purposes as the Series or JHMLICO may reasonably request.


     The Series and JHMLICO will provide timely information to Advisers regarding such matters as purchases and redemptions of shares in the Subject Portfolio and the cash requirements of, and cash available for investment in, the Portfolio. JHMLICO will timely provide Advisers with copies of monthly accounting statements for the Subject Portfolio, and such other information (including, without limitation, reports concerning the classification of Portfolio securities for purposes of Subchapter M of the Internal Revenue Code and Treasury Regulations Section 1.817) as may be reasonably necessary or appropriate in order for Advisers to perform its responsibilities hereunder.


     3. ALLOCATION OF EXPENSES.


     Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Series specifically agrees to assume the expense of:


     (a) brokerage commissions for transactions in the portfolio investments of the Series and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;


     (b)  custodian fees and expenses;


     (c) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Series to federal, state or other governmental agencies; and


     (d)  interest payable on the Series' borrowings.


     Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Series and JHMLICO in the Investment Management Agreement or any other agreement to which they are parties.

     4. SUB-ADVISORY FEES.


     For all of the services rendered with respect to the Subject Portfolio as herein provided, JHMLICO shall pay to Advisers a fee (for the payment of which the Series shall have no obligation or liability), based on the Current Net Assets of the Subject Portfolio, as set forth in Schedule I attached hereto and made a part hereof. Such fee shall be accrued daily and payable monthly, within ten (10) days after the last day of each calendar month. In the case of termination of this Agreement with respect to the Subject Portfolio during any calendar month, the fee with respect to such Portfolio accrued to but excluding the date of termination shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, "Current Net Assets" shall mean the Subject Portfolio's net assets as of the most recent preceding day for which the Subject Portfolio's net assets were computed.


     5. PORTFOLIO TRANSACTIONS.


     In connection with the investment and reinvestment of the assets of the Subject Portfolio, Advisers is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Portfolio (including Advisers' affiliate, Scudder Investor Services, Inc.) and to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio. Advisers shall maintain records adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Subject Portfolio and its shareholders, Advisers shall have the right subject to the control of the Board of Trustees, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Subject Portfolio or to Advisers, and who charge a higher commission rate to the Subject Portfolio than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution.
 Advisers shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided.


     Advisers will not receive any tender offer solicitation fees or similar payments in connection with the tender of investments of any Portfolio.


     6. OWNERSHIP OF INFORMATION, RECORDS, AND CONFIDENTIALITY.


     The Series shall own and control all records maintained hereunder by Advisers on the Series' behalf and, in the event of termination of this Agreement with respect to any Portfolio for any reason, all records relating to that Portfolio shall be promptly returned to the Series, free from any claim or retention of rights by Advisers, provided that (subject to the last paragraph of this Section 6) Advisers may retain copies of such records. Advisers also agrees, upon request of the Series, promptly to surrender such books and records or, at its expense, copies thereof, to the Series or make such books and records available for audit or inspection by representatives of regulatory authorities or other persons reasonably designated by the Series. Advisers further agrees to maintain, prepare and preserve such books and records in accordance with the 1940 Act and rules thereunder, including but not limited to Rules 31a-1 and 31a-2, and to supply all information in its possession or reasonably available to it, as may be requested by any insurance regulatory authorities to determine whether all insurance laws and regulations are being complied with. Advisers shall supply the Board of Trustees and officers of the Series and JHMLICO with all statistical information regarding investments which is reasonably required by them and reasonably available to Advisers.


     Advisers shall not disclose or use any records or information obtained pursuant hereto in any manner whatsoever except as expressly authorized herein, and will keep confidential any information obtained pursuant hereto, and disclose such information only if the Series has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state regulatory authorities.


     It is understood that any information or recommendation supplied by Advisers in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by JHMLICO, the Series, or such persons JHMLICO may designate in connection with the Subject Portfolio.


     7. LIABILITY; STANDARD OF CARE.


     No provision of this Agreement shall be deemed to protect Advisers or JHMLICO against any liability to the Series or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement or the Investment Management Agreement. Nor shall any provision hereof be deemed to protect any trustee or officer of the Series against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance his duties or the reckless disregard of his obligations and duties.
 Adviser shall employ only qualified personnel to manage the Subject Portfolio; shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the investment policies, guidelines and restrictions of the Subject Portfolio and with the provisions of the Series' Declaration of Trust, Bylaws, prospectus and statement of additional information; shall manage the Subject Portfolio (subject to the receipt of, and based upon the information contained in, periodic reports from JHMLICO or the custodian concerning the classification of Portfolio securities for such purposes) as a regulated investment company in accordance with subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations Section 1.817-5(b); shall act at all times in the best interests of the Series; and shall use all commercially reasonable efforts and good faith in the performance of its services hereunder.
 However, Advisers shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.


     8. DURATION AND TERMINATION OF THIS AGREEMENT.

     (a) Duration. This Agreement shall become effective with respect to the Subject Portfolio on the date hereof and, with respect to any additional Subject Portfolio, on the date of receipt by the Series of notice from Advisers in accordance with Paragraph 1(b) hereof that it is willing to serve with respect to such Portfolio. Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof with respect to the initial Subject Portfolio and, with respect to each additional Subject Portfolio, until two years following the date on which such Portfolio becomes a Subject Portfolio hereunder, and shall continue in full force and effect thereafter with respect to each Subject Portfolio so long as such continuance with respect to any such Portfolio is approved at least annually (a) by either the Board of Trustees of the Series or by vote of a majority of the outstanding voting shares of such Portfolio, and (b) in either event by the vote of a majority of the trustees of the Series who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.


     Any approval of this Agreement by the holders of a majority of the outstanding shares of any Subject Portfolio shall be effective to continue this Agreement with respect to any such Portfolio notwithstanding (A) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio affected hereby, and (B) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Series, unless such approval shall be required by any other applicable law or otherwise. The terms "assignment," "vote of a majority of the outstanding shares" and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act and rules thereunder.


     (b) Termination. This Agreement may be terminated with respect to any Subject Portfolio at any time, without payment of any penalty, by the Series pursuant to a vote of the trustees of the Series or a vote of a majority of the outstanding shares of such Portfolio, which termination shall be effective immediately upon delivery of notice thereof to Advisers and JHMLICO. This Agreement may be terminated by Advisers on at least ninety days' prior written notice to the Series and JHMLICO, and may be terminated by JHMLICO on at least ninety days' prior written notice to the Series and Advisers.


     (c) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (other than as permitted pursuant to Section 15 below) or if the Investment Management Agreement is terminated.


     9.  SERVICES NOT EXCLUSIVE; USE OF ADVISERS' NAME AND LOGO.


     The services of Advisers to the Series are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of Advisers and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, and other investment advisory clients.

     During the term of this Agreement, JHMLICO and the Series shall have the non-exclusive and non-transferrable right to use Advisers' name and logo in all materials relating to the Subject Portfolio, including all prospectuses, proxy statements, reports to shareholders, sales literature and other written materials prepared for distribution to shareholders of the Series or the public.
 However, prior to distribution of any materials which refer to Advisers, JHMLICO shall consult with Advisers and shall furnish to Advisers a copy of such materials. Advisers agrees to cooperate with JHMLICO and to review such materials promptly. JHMLICO shall not distribute such materials if Advisers reasonably objects in writing, within five (5) business days of its receipt of such copy (or such other time as may be mutually agreed), to the manner in which its name and logo are used.


     10.  AVOIDANCE OF INCONSISTENT POSITION.


     In connection with the purchase and sale of portfolio securities of the Subject Portfolio, Advisers and its directors, officers and employees will not act as principal or agent or receive any commission. Nothing in this Agreement, however, shall preclude the combination of orders for the sale or purchase of portfolio securities of the Subject Portfolio with those for other registered investment companies managed by Advisers or its affiliates, if orders are allocated in a manner deemed equitable by Advisers among the accounts and at a price approximately averaged.


     11.  AMENDMENT.


     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing. No amendment of this Agreement shall be effective with respect to any Portfolio until approved specifically by (a) the Board of Trustees of the Series, or by vote of a majority of the outstanding shares of that Portfolio, and (b) by vote of a majority of those trustees of the Series who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.


     12.  LIMITATION OF LIABILITY.


     It is expressly agreed that the obligations of the Series hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Series personally, but only bind the trust property of the Series, as provided in the Series' Declaration of Trust.


     13.  NOTICES


     Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

    ADVISERS:  Scudder Kemper Investments, Inc.
               345 Park Avenue
               New York, NY  10154
               Attention:  Nicholas J. Griparich
               Fax #:  212-593-9093

     JHMLICO:  John Hancock Mutual Life Insurance Company
               200 Clarendon Street
               P.O. Box 111
               Boston, MA  02117
               Attention:  Lynne E. Martel
               Fax #:  617-572-5029

     SERIES:   John Hancock Variable Series Trust I
               101 Huntington Street
               4th Floor
               Boston, MA  02199
               Attention:  Raymond F. Skiba
               Fax #:  617-375-4835

     14.  GOVERNING LAW.


     This agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act and rules thereunder.


     15.  ASSIGNMENT.


     This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.


     ATTEST:                   JOHN HANCOCK VARIABLE SERIES TRUST I

     /S/LAURA L. MANGAN        By: /S/HENRY D. SHAW
     Laura L. Mangan           Name: Henry D. Shaw
     Secretary                 Title: Chairman

     ATTEST:                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

     /S/ANTONIETTE RICCI       By: /S/ROBERT R. REITANO
     Antoniette Ricci          Name: Robert R. Reitano
     Assistant Secretary       Title: Vice President

     ATTEST:                   SCUDDER KEMPER INVESTMENTS, INC.
     /S/JOHN D. LAMB           By:  /S/CORNELIA M. SMALL
     John D. Lamb              Name:  Cornelia M. Small
     Vice President            Title:  Managing Director

                                   SCHEDULE I

                                      FEES
                                      ----

CURRENT NET ASSETS UNDER MANAGEMENT SUB-ADVISORY FEE
----------------------------------------------------

On the first $50,000,000           70 basis points (0.70%) per annum
On the next $100,000,000           60 basis points (0.60%) per annum
On amounts over $150,000,000       50 basis points (0.50%) per annum

                                                                      APPENDIX C

              SUMMARY OF CURRENT INVESTMENT MANAGEMENT AGREEMENT

                          (GLOBAL EQUITY PORTFOLIO)

     The current investment management agreement between the Series Trust and John Hancock relating to the Global Equity Portfolio, dated April 14, 1998, is summarized below.


     Pursuant to the investment management agreement, John Hancock advises the Portfolio in connection with policy decisions; provides administration of day-to-day operations; provides personnel, office space, equipment and supplies for the Portfolio; maintains records required by the Investment Company Act of 1940; and supervises activities of the Portfolio's sub-investment manager.


     For its investment management and advisory services, John Hancock is paid a fee by the Portfolio at the following rates, on an annual basis as a percentage of that Portfolio's average daily net assets: 0.60% of the first $50,000,000;
 0.80% of the next $100,000,000; and 0.70% of all additional amounts.


     THE INVESTMENT MANAGEMENT AGREEMENT ALSO PROVIDES THAT FOR ANY FISCAL YEAR IN WHICH THE NORMAL OPERATING COSTS AND EXPENSES OF PORTFOLIO, EXCLUSIVE OF ITS INVESTMENT ADVISORY FEES, INTEREST, BROKERAGE COMMISSIONS, TAXES AND EXTRAORDINARY EXPENSES OUTSIDE THE CONTROL OF JOHN HANCOCK, EXCEED 0.25% OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, JOHN HANCOCK WILL REIMBURSE THE PORTFOLIO PROMPTLY AFTER THE END OF THE FISCAL YEAR IN AN AMOUNT EQUAL TO SUCH EXCESS.


     Under the investment management agreement, John Hancock also pays the compensation of Series Trust officers and employees and the expenses of clerical services relating to the administration of the Series Trust. The Series Trust bears all of its expenses not specifically assumed by John Hancock. These include, but are not limited to, taxes, custodian and auditing fees, brokerage commissions, advisory fees, the compensation of unaffiliated Trustees, the cost of the Series Trust's fidelity bond, the cost of printing and distributing to Owners the Series Trust's annual and semi-annual reports, the cost of printing, distributing to Owners, and tabulating proxy materials, compensation paid for certain accounting, valuation and compliance services, legal fees, securities registration expenses, organizational expenses, association dues and other expenses related to the Series Trust's operations.


     John Hancock also indemnifies each member of the Board of Trustees against losses by reason of failure (other than through willful misfeasance, bad faith, gross negligence or reckless disregard of duties) to take any action relating to the investment or reinvestment of assets in the Series Trust, including failure to seek or retain investment advice or management in addition to or in place of that provided by John Hancock or the sub-investment managers.


     Unless modified or terminated, the investment management agreement will continue with respect to the Portfolio from year to year but only so long as such continuance is specifically approved at least annually by (a) a majority of the Board of Trustees who are not interested persons of JHVLICO, John Hancock, or the Series Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either a vote of the Board of Trustees or a majority of the outstanding voting shares of the Portfolio. The investment management agreement also provides that it may, on 60 days' notice, be terminated at any time without penalty by the Board of Trustees, by majority vote of the outstanding voting shares of the Portfolio, or by John Hancock. The investment management agreement automatically terminates in the event of its assignment.

                                                                      APPENDIX D

                         JHVLICO AND JOHN HANCOCK AND
                                SCUDDER KEMPER

JHVLICO AND JOHN HANCOCK

     JHVLICO, John Hancock Place, Boston, Massachusetts 02117, is a stock life insurance company chartered in 1979 under Massachusetts law. It is a wholly-owned subsidiary of John Hancock, authorized to transact a life insurance and annuities business in 49 states. JHVLICO began selling variable life insurance policies in 1980 and its Accounts owned Fund shares representing 41.71% of the total net assets of the Fund on December 31, 1997.


     John Hancock, John Hancock Place, Boston, Massachusetts 02117, is a mutual life insurance company chartered in Massachusetts in 1862 It is authorized to transact a life insurance and annuity business in all fifty states. John Hancock began selling variable annuity contracts in 1971 and variable life insurance policies in 1993. Its Accounts owned Fund shared representing 58.29% of the total net assets of the Fund on December 31, 1997. John Hancock acts as "principal underwriter" of the Fund's shares pursuant to an Underwriting and Administrative Services Agreement, dated January 17, 1986, to which John Hancock and the Fund are parties. Under the Agreement, John Hancock collects no additional charges or commissions in connection with its duties as principal underwriter.


     John Hancock is managed by its Board of Directors, the members of which are elected by its policyholders. All of the Directors must be policyholders of John Hancock. Two of the Trustees of the Fund, Henry D. Shaw and Thomas J. Lee, are Senior Vice President and Vice President, respectively, of the Fund. The business address of all Directors and Executive Officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.


     The following are the Directors and Chief Executive Officer of John
Hancock:


Directors and Chief Executive Officer of John Hancock


NAME                               PRINCIPAL OCCUPATION
----                               --------------------

JOHN F. MAGEE                  Chairman, Arthur D. Little, Inc. (industrial
                               research and consulting)

NELSON F. GIFFORD              Principal, Fleetwing Capital (financial
                               services).

NAME                          PRINCIPAL OCCUPATION
----                          --------------------

STEPHEN L. BROWN               Chairman of the Board and Chief Executive
                               Officer, John Hancock

WILLIAM L. BOYAN, JR.          Vice Chairman of the Board, John Hancock

E. JAMES MORTON                Director, formerly Chairman, John Hancock

C. VINCENT VAPPI               Former President and Chief Executive Office,
                               Vappi & Company, Inc. (construction).

DAVID F. D'ALESSANDRO          President and Chief Operating Officer, John
                               Hancock

FOSTER L. ABORN                Vice Chairman of the Board, John Hancock

JOAN T. BOK                    Chairman Emeritus of the Board, New England
                               Electric System (electric utility)

ROBERT E. FAST                 Senior Partner, Hale and Dorr (law firm)

JOHN M. CONNORS, JR.           Chief Executive Officer and Director, Hill,
                               Holiday, Connors Cosmopulos (advertising agent)

I. MACALLISTOR BOOTH           Retired Chairman of the Board and Chief Executive
                               Officer, Polaroid Corporation (photographic products)

SAMUEL W. BODMAN               Chairman of the Board and Chief Executive
                               Officer, Cabot Corporation (chemicals)

LAWRENCE FISH                  President, Chairman, and Chief Executive Officer,
                               Citizens Financial Group, Inc. (banking)

KATHLEEN L. FELDSTEIN          President, Economic Studies, Inc. (economic
                               consulting)

RICHARD F. SYRON               Chairman and Chief Executive Officer, American
                               Stock Exchange

MICHAEL C. HAWLEY              President & Chief Operating Officer, The Gillette
                               Company (razors, etc.)

ROBERT J. TARR, JR.            Former President, Chief Executive Officer, Chief
                               Operations Officer, Harcourt General, Inc.
                               (publishers)

WAYNE A. BUDD                  Group President, Bell Atlantic - New England
                               (telecommunications)


SCUDDER KEMPER

Scudder Kemper's Board of Directors and Principal Executive Officer are as follows:

NAME             POSITION AT SCUDDER KEMPER    PRINCIPAL OCCUPATION
----             --------------------------    --------------------

ROLF HUPPI*          Chairman of the Board      Officer of Zurich
                     and Director
EDMOND D. VILANN/#/  President, Chief           Managing Director of
                     Executive Officer           Scudder Kemper
                     and Director
LYNN S. BIRDSONG/#/  Corporate Vice President   Managing Director of
                     and Director                 Scudder Kemper

CORNELIA M. SMALL/#/ Corporate Vice President   Managing Director of
                      and Director                Scudder Kemper

LAURENCE CHENG/*/    Director                   Senor Partner of Capital Z
                                                  Partners

GUNTHER GOSE/*/      Director                   Chief Financial Officer of
                                                  Zurich Financial Services

WILLIAM H.BOLINDER/@/ Director                  Group Executive Board
                                                  Member of Zurich
                                                  Financial Services

/*/    Mythenquai 2, Zurich, Switzerland
/#/    345 Park Avenue, New York, New York
/@/    1400 American Lane, Schaumburg, Illinois

PLEASE MARK VOTE AS IN THIS
EXAMPLE                                       [X]

                     _____________________________________

                       JOHN HANCOCK VARIABLE SERIES TRUST
                     _____________________________________

                            GLOBAL EQUITY PORTFOLIO

Please be sure to sign and date this Proxy.

Date:


-----------------------------------
Shareholder sign here


-----------------------------------
Co-owner sign here

A Special Meeting of Shareholders of the Global Equity Portfolio will be held at the office of John Hancock Variable Life Insurance Company, 197 Clarendon Street, Boston, Massachusetts (telephone 1-800-732-5543), at 10:00 a.m. on Friday, December 18, 1998 for the following purpose:

1.    APPROVAL OF SUB-INVESTMENT MANAGEMENT AGREEMENT

 FOR          AGAINST              ABSTAIN
[   ]          [   ]                [   ]

Mark box at right if an address change or comment has been noted on the reverse
side of this card   [  ]

RECORD DATE SHARES:

--------------------------------------------------------------------------------

DETACH CARD                             DETACH CARD

BY SIGNING AND DATING THE UPPER PORTION OF THIS FORM, YOU INSTRUCT THE PERSONS NAMED BELOW TO, AND THEY WILL, VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING. IF YOU DO NOT INTEND PERSONALLY TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DETACH AND MAIL THE UPPER PORTION OF THIS FORM AT ONCE IN THE ENCLOSED ENVELOPE.

           THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE TRUSTEES OF
                      JOHN HANCOCK VARIABLE SERIES TRUST I

                            GLOBAL EQUITY PORTFOLIO

              SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 18, 1998

THOMAS J. LEE AND MICHELE G. VAN LEER, AND EACH OF THEM, WITH POWER OF SUBSTITUTION IN EACH, ARE HEREBY INSTRUCTED TO VOTE THE SHARES HELD IN THE FUND PORTFOLIO ATTRIBUTABLE TO THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 18, 1998, AND AT ANY ADJOURNMENT THEREOF, AS SPECIFIED BELOW.